Employee Benefit Plan	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Employee Benefit Plan

Note 9-Employee Benefit Plan

We have a 401(k)-employee savings plan for eligible employees that provides for a matching contribution from us, determined each year at our discretion. We provided for a matching contribution of $55.0 thousand and $0.1 million during the years ended December 31, 2021 and 2020, respectively.